                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                               COGNEX CORPORATION
                (Name of Registrant as Specified In Its Charter)



                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

--------------------------------------------------------------------------------

                               COGNEX CORPORATION


                      NOTICE OF SPECIAL MEETING IN LIEU OF
                    THE 1999 ANNUAL MEETING OF STOCKHOLDERS


                                 APRIL 27, 1999

To the Stockholders:

     A Special Meeting of the Stockholders of COGNEX CORPORATION in lieu of the 1999 Annual Meeting will be held on Tuesday, April 27, 1999, at 10:00 a.m. at the offices of Hutchins, Wheeler & Dittmar, A Professional Corporation, Suite 3100, 101 Federal Street, Boston, Massachusetts, for the following purposes:

          1. To elect Jerald Fishman to serve as Director for a term of three years as more fully described in the accompanying Proxy Statement.

          2. To elect William Krivsky to serve as Director for a term of three years as more fully described in the accompanying Proxy Statement.

          3.  To approve the Cognex Corporation 2000 Employee Stock Purchase
     Plan.

          4. To consider and act upon any other business which may properly come before the meeting.

     The Board of Directors has fixed the close of business on March 10, 1999, as the record date for the meeting. All stockholders of record on that date are entitled to notice of and to vote at the meeting.

     PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING IN PERSON.



                                          By order of the Board of Directors


                                          ANTHONY J. MEDAGLIA, JR., Clerk

Natick, Massachusetts
March 30, 1999

                               COGNEX CORPORATION
                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Cognex Corporation (the "Corporation") for use at the Special Meeting of Stockholders in Lieu of the 1999 Annual Meeting to be held on Tuesday, April 27, 1999, at the time and place set forth in the notice of the meeting, and at any adjournments thereof. The approximate date on which this Proxy Statement and form of proxy are first being sent to stockholders is March 30, 1999.

     If the enclosed proxy is properly executed and returned, it will be voted in the manner directed by the stockholder. If no instructions are specified with respect to any particular matter to be acted upon, proxies will be voted in favor thereof. Any person giving the enclosed form of proxy has the power to revoke it by voting in person at the meeting, or by giving written notice of revocation to the Clerk of the Corporation at any time before the proxy is exercised.

     The holders of a majority in interest of all Common Stock issued, outstanding and entitled to vote are required to be present in person or be represented by proxy at the meeting in order to constitute a quorum for transaction of business. The election of the nominees for Director will be decided by plurality vote. Both abstentions and broker "non-votes" are counted as present for the purposes of determining the existence of a quorum for the transaction of business. However, for purposes of determining the number of shares voting on a particular proposal, abstentions and broker "non-votes" are not counted as votes cast or shares voting.

     The Corporation will bear the cost of the solicitation. It is expected that the solicitation will be made primarily by mail, but regular employees or representatives of the Corporation (none of whom will receive any extra compensation for their activities) may also solicit proxies by telephone, telegraph and in person and arrange for brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to their principals at the expense of the Corporation.

     The Corporation's principal executive offices are located at One Vision Drive, Natick, Massachusetts 01760, telephone number (508) 650-3000.

                       RECORD DATE AND VOTING SECURITIES

     Only stockholders of record at the close of business on March 10, 1999, are entitled to notice of and to vote at the meeting. On that date the Corporation had outstanding and entitled to vote 40,356,120 shares of Common Stock, par value $.002 per share. Each outstanding share of the Corporation's Common Stock entitles the record holder to one vote.

                             ELECTION OF DIRECTORS

     Pursuant to Massachusetts law, the Board of Directors is divided into three classes, with each class as nearly equal in number as possible. One class is elected each year for a term of three years. It is proposed that the nominees listed below, whose terms expire at this meeting, be elected to serve a term of three years and until their successors are duly elected and qualified or until they sooner die, resign or are removed. The Corporation presently has a Board of Directors of five members.

     The persons named in the accompanying proxy will vote, unless authority is withheld, for the election of the nominees named below. If such nominees should become unavailable for election, which is not anticipated, the persons named in the accompanying proxy will vote for such substitute as the Board of

Directors may recommend. The nominees are not related to any Executive Officer of the Corporation or its subsidiaries.

                                          YEAR FIRST
                                          ELECTED A        POSITION WITH THE CORPORATION OR PRINCIPAL
         NAME OF NOMINEE             AGE   DIRECTOR           OCCUPATION DURING THE PAST FIVE YEARS
         ---------------             ---  ----------       ------------------------------------------

NOMINATED FOR A TERM ENDING IN 2002:
Jerald Fishman......................  53     1998     Since 1971, held various management positions at, and
                                                      since 1997, President and Chief Executive Officer of
                                                      Analog Devices. Mr. Fishman also serves as a member
                                                      of the Board of Directors of Analog Devices and
                                                      Kollmorgen Corp.

William Krivsky.....................  69     1985     Since 1994, Principal of Kellogg, Krivsky & Buttler,
                                                      Inc. From 1986 to 1994, Executive Vice President of
                                                      Bird Corporation, a manufacturer and distributor of
                                                      building materials and products and a provider of
                                                      environmental services. Previously, he had served as
                                                      CEO of Velcro Industries, N.V. Mr. Krivsky also
                                                      serves as a Director of Hitchiner Manufacturing.

SERVING A TERM ENDING IN 2001:
Robert J. Shillman..................  52     1981     Since 1981, President, Chief Executive Officer and
                                                      Chairman of the Board of the Corporation.

Anthony Sun.........................  46     1982     Since 1979, general partner of Venrock Associates, a
                                                      venture capital partnership. Mr. Sun also serves as a
                                                      Director of Komag, Inc., Phoenix Technologies Ltd.,
                                                      3Dfx Interactive, Inc., and Worldtalk Communications
                                                      Corp., and several private companies.

SERVING A TERM ENDING IN 2000:
Reuben Wasserman....................  69     1990     Since 1985, serves as an independent business
                                                      consultant serving corporations and venture capital
                                                      firms. Prior to 1985 was Vice President of Strategic
                                                      Planning for Gould, Inc. Also, a director of AMR,
                                                      Inc., and FASTech Integration, Inc., and Executive
                                                      Advisor to Andover Controls Corp. and Bizfon, Inc.

                 INFORMATION CONCERNING THE BOARD OF DIRECTORS

     During fiscal 1998, there were eight meetings of the Board of Directors of the Corporation. All of the Directors attended at least 75% of the aggregate of
(i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by committees of the Board of Directors on which they served. The Board of Directors does not have a nominating committee. Each non-employee Director received compensation in the amount of $7,000 for the fiscal year plus an additional $1,500 for each meeting attended. Each non-employee Director who served on a committee of the Board of Directors in 1998 received an annual fee of $2,000 per committee on which he served.

     The Board of Directors has a Compensation/Stock Option Committee whose members are Jerald Fishman and Anthony Sun, Chairman. The Compensation/Stock Option Committee determines the compensation to be paid to key officers of the Corporation and administers the Corporation's Stock Option Plans. The Compensation/Stock Option Committee met on a total of three occasions in 1998.

     The Corporation also has an Audit Committee whose present members are Reuben Wasserman and William Krivsky, Chairman. The Audit Committee reviews with the Corporation's independent auditors the scope of the audit for the year, the results of the audit when completed and the independent auditor's fee for services performed. The Audit Committee also recommends independent auditors to the Board of Directors and reviews with management various matters related to its internal accounting controls. During fiscal 1998 there were two meetings of the Audit Committee.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

     The following table shows as of February 26, 1999, any person who is known by the Corporation to be the beneficial owner of more than five percent of any class of voting securities of the Corporation. For purposes of this Proxy Statement, beneficial ownership is defined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 and means generally the power to vote or dispose of the securities, regardless of any economic interest therein.

                                                              AMOUNT AND
                                                              NATURE OF
 NAME AND ADDRESS                                             BENEFICIAL      PERCENT OF
OF BENEFICIAL OWNER                                           OWNERSHIP         CLASS
-------------------                                           ----------      ----------

Robert J. Shillman..........................................  6,871,656(1)      17.03%
Cognex Corporation
One Vision Drive
Natick, MA 01760

J & W Seligman & Co., Inc...................................  5,301,125(2)      13.24%
100 Park Avenue
New York, NY

Alex. Brown Investment Management...........................  2,459,650(2)       6.10%
One South Street
Baltimore, MD 21202

---------------
(1) Includes 3,000,000 shares held by the Robert J. Shillman 1990 Irrevocable Trust, and 700 shares held by Mr. Shillman's wife. Mr. Shillman disclaims beneficial ownership of such shares. Includes also 475,000 shares which Mr. Shillman has the right to acquire upon the exercise of outstanding options exercisable currently or within 60 days.

(2) According to Schedule 13G filed with the Securities and Exchange Commission (the "Commission") reporting information as of December 31, 1998.

                  SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS

     The following information is furnished as of February 26, 1999, with respect to Common Stock of the Corporation beneficially owned within the meaning of Rule 13d-3 by all Directors of the Corporation and nominees, and by all Directors and Executive Officers of the Corporation as a group. Unless otherwise indicated, the individuals named held sole voting and investment power over the shares listed below.

                                                      AMOUNT AND
                                                      NATURE OF
                                                      BENEFICIAL      PERCENT OF
              NAME                                    OWNERSHIP         CLASS
              ----                                    ----------      ----------

Robert J. Shillman..................................  6,871,656(1)(2)   17.03%
Anthony Sun.........................................    212,288(1)        *
Reuben Wasserman....................................     25,000(1)        *
William Krivsky.....................................     27,425           *
Patrick Alias.......................................    163,929(1)        *
John Rogers.........................................     20,425           *
Glenn Wienkoop......................................     13,000(1)        *
Jerald Fishman......................................          0           *
All Directors and Executive Officers as a group
  (8 persons).......................................  7,333,723(1)(3)

---------------

  * Less than 1%

(1) Includes the following shares which the specified individual has the right to acquire upon the exercise of outstanding options, exercisable currently or within 60 days: Mr. Shillman, 475,000 shares; Mr. Sun, 70,000 shares; Mr. Wasserman, 25,000; Mr. Alias, 160,000 shares; and Mr. Wienkoop 12,000 shares.

(2) See Footnote (1) under "Principal Holders of Voting Securities".

(3) Includes 742,000 shares which certain Directors and Executive Officers have the right to acquire upon the exercise of outstanding options, exercisable presently or within 60 days.

     Notwithstanding anything to the contrary set forth in any of the Corporation's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the Performance Graph on page 6 shall not be incorporated by reference into any such filing.

                   COMPENSATION/STOCK OPTION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

     The Corporation's executive compensation program is administered by the Compensation/Stock Option Committee (the "Committee"), which determines executive officer compensation annually. The Committee is composed of independent directors who are not employees of the Corporation and its determinations with respect to compensation for a fiscal year are made at the beginning of the fiscal year.

     In its deliberations, the Committee considers (i) the levels of responsibility associated with each executive's position, (ii) the past performance of the individual executive, (iii) the extent to which any individual, departmental or Corporation-wide goals have been met, (iv) the overall competitive environment and the level of compensation necessary to attract and retain talented and motivated individuals in key positions, and (v) the recommendations of appropriate officers of the Corporation.

     The Corporation's compensation program utilizes a combination of base salaries, annual bonuses and stock option awards.

     In determining the base salaries paid to the Corporation's executive officers for the year ended December 31, 1998, the Committee considered, in particular, their levels of responsibility, salary increases awarded in the past, and the executive's experience and potential.

     The Committee views annual bonuses as a vehicle for rewarding executives for meeting performance objectives. The Committee establishes individual and corporate performance targets each year. Executive officers are eligible to receive annual cash bonuses upon achievement of such pre-determined performance targets. No annual bonuses were paid for the fiscal year ended December 31, 1998.

     The Corporation's stock option program is intended to reward the participating executives for their efforts in building shareholder value and improving corporate performance over the long term. The stock option program also promotes the retention of talented executives. In determining the number of options granted to executive officers, the Committee takes into consideration options granted to such executives in previous years and the potential value which may be realized upon exercise of the options as a result of appreciation of the Corporation's stock during the option term.

     In 1998, the market price of the common stock of the Corporation decreased such that options held by key employees had exercise prices substantially above the market price. The Compensation Committee concluded that in order for stock options to continue to be sufficient incentive to the Corporation's key employees, the replacement of these "underwater" options with newly priced options was necessary. Accordingly, on December 15, 1998, the Compensation Committee offered to 254 key employees of the Corporation, including Glenn Wienkoop, a named executive officer, the opportunity to exchange previously granted options to purchase 1,296,240 shares, with the original expiration dates maintained. All optionees holding such previously granted options, including Mr. Wienkoop, that accepted the offer to exchange the options, held options having an average price of approximately $23.457 per share which were replaced by options with an exercise price equal to $16.00 per share. The majority of the replacement options provided for the same number of shares as the options which they replaced. In a few instances, existing smaller grants were cancelled in order to receive the replacement options. The replacement options cannot be exercised until October 20, 1999. Thereafter, the vesting schedules of the replacement options are the same as those applicable to the options which they replaced.

     In 1993, the Internal Revenue Code was amended to limit the deduction a public company is permitted for compensation paid in 1994 and thereafter to the chief executive officer and to the four most highly compensated executive officers, other than the chief executive officer. Generally, amounts paid in excess of $1 million to a covered executive, other than performance-based compensation, cannot be deducted. In order to qualify as performance-based compensation under the new tax law, certain requirements must be met, including approval of the performance measures by the stockholders. The Committee intends to consider ways to maximize deductibility of executive compensation, while retaining the discretion the Committee considers appropriate to compensate executive officers at levels commensurate with their responsibilities and achievements.

COMPENSATION OF ROBERT J. SHILLMAN, PRESIDENT, CHIEF EXECUTIVE OFFICER AND CHAIRMAN

     In establishing the compensation of Robert J. Shillman, the President, Chief Executive Officer and Chairman of the Board of Directors of the Corporation for the fiscal year ended December 31, 1998, the Committee considered his level of responsibility, salary increases awarded in the past, and the significant role that Mr. Shillman has played in setting the strategic direction of the Corporation. Based on those factors, Mr. Shillman's base compensation was increased from $197,977 to $300,404 and he was granted options for the purchase of 175,000 shares at $15.72 per share and 21,000 shares at $16.00 per share.

     The foregoing report has been approved by all members of the Committee.


                                        COMPENSATION/STOCK OPTION COMMITTEE

                                        Anthony Sun, Chairman
                                        Jerald Fishman



                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS

                    PERFORMANCE GRAPH FOR COGNEX CORPORATION


[PERFORMANCE GRAPH]

                               NASDAQ STOCK MARKET   NASDAQ COMPUTER AND DATA
          COGNEX CORPORATION      (US COMPANIES)         PROCESSING STOCKS
          ------------------   -------------------   ------------------------

12/1993        $100.00                $100.00                  $100.00
12/1994        $174.60                $ 97.80                  $121.40
12/1995        $471.20                $138.30                  $184.90
12/1996        $250.80                $170.00                  $228.20
12/1997        $369.50                $208.30                  $280.40
12/1998        $271.20                $293.50                  $502.50


                       COMPENSATION COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATION

     Messrs. Fishman and Sun served as members of the Compensation/Stock Option Committee during fiscal 1998. Mr. Sun served as President of Cognex Technology and Investment Corporation, a subsidiary of the Corporation, during fiscal 1998.

     In 1998, the market price of the common stock of the Corporation decreased such that options held by the Board of Directors had exercise prices substantially above the market price. On December 15, 1998, the Compensation Committee offered to the following members of the Board: Messrs. Fishman, Krivsky, Sun and Wasserman the opportunity to exchange previously granted "underwater" options for newly priced options, maintaining the original expiration dates. As a result, options held by the following Directors, each having an exercise price of $23.75, were exchanged for options to purchase the same number of shares having an exercise price of $16.00 per share: Fishman, 20,000 shares; Krivsky, 40,000 shares; Sun, 40,000 shares and Wasserman, 40,000 shares. In addition, Mr. Fishman exchanged a previously-granted option for the purchase of 40,000 shares having an exercise price of $20.19 for an option to purchase the same number of shares with an exercise price of $16.00 per share. The replacement options cannot be exercised until October 20, 1999. Thereafter, the vesting schedules of the replacement options are the same as those applicable to the options which they replaced.

                             EXECUTIVE COMPENSATION

     The following table sets forth all compensation awarded to, earned by or paid to the Corporation's Chief Executive Officer and each of the named executive officers whose total annual salary and bonus exceeded $100,000 for all services rendered in all capacities to the Corporation and its subsidiaries for the Corporation's three fiscal years ended December 31, 1998.

                           SUMMARY COMPENSATION TABLE

                                                                     LONG TERM
                                                                   COMPENSATION
                                                                      AWARDS
                                           ANNUAL COMPENSATION    -------------
     NAME AND                          -------------------------  STOCK OPTIONS     ALL OTHER
PRINCIPAL POSITION                     YEAR  SALARY(1)  BONUS(1)    (SHARES)     COMPENSATION(2)
------------------                     ----  ---------  --------  -------------  ---------------
Robert J. Shillman...................  1998   $300,404  $      0     196,000         $ 1,391
President & CEO                        1997    197,977   326,570           0           1,440
                                       1996    196,477         0           0           1,265

Patrick Alias........................  1998   $208,562  $      0     162,000         $ 1,440
Executive Vice President,              1997    194,142   184,700           0           1,440
Sales and Marketing                    1996    191,515         0           0           1,440

John J. Rogers, Jr.(3)...............  1998   $184,398  $      0     100,000         $33,342
Chief Financial Officer,               1997    163,354   160,499           0             328
Executive Vice President, Treasurer    1996    133,152         0      90,000             287

Glenn Wienkoop.......................  1998   $271,394  $      0     294,800         $ 1,440
Executive Vice President of            1997    144,615    38,614     290,000(5)       49,403(4)
  Subsidiary Operations

---------------

(1) Salary and bonus amounts are presented in the year earned. The payment of such amounts may have occurred in other years.

(2) Amounts included are for insurance premiums paid by the Corporation for the benefit of the named executive officer, and in the case of Mr. Rogers, severance payments.

(3) Mr. Rogers left the Corporation effective November 17, 1998.

(4) Includes transition payments of $48,461 in accordance with an employment agreement with the Corporation.

(5) Includes 260,000 options granted that were later revoked and terminated by the Board of Directors.

                       OPTION GRANTS IN LAST FISCAL YEAR

     The following table provides information on option grants in fiscal 1998 to the named executive officers. Pursuant to applicable regulations of the Commission, the following table also sets forth the hypothetical value which might be realized with respect to such options based on assumed rates of stock appreciation of 5% and 10% compounded annually from date of grant to the end of the option terms.

                                                                                        POTENTIAL REALIZABLE
                                           INDIVIDUAL GRANTS                              VALUE AT ASSUMED
                                ----------------------------------------                   ANNUAL RATES OF
                                NUMBER OF    PERCENTAGE OF                                   STOCK PRICE
                                SECURITIES   TOTAL OPTIONS                                APPRECIATION FOR
                                UNDERLYING    GRANTED TO     EXERCISE OR                   OPTION TERM(1)
                                 OPTIONS     EMPLOYEES IN    BASE PRICE    EXPIRATION   ---------------------
             NAME                GRANTED      FISCAL 1998    (PER SHARE)      DATE         5%          10%
             ----               ----------   -------------   -----------   ----------      --          ---

Robert J. Shillman............  175,000(2)       4.91%         $15.72         6/3/08    1,730,750   4,383,750
President & CEO                  21,000(3)        .59%         $16.00       12/15/08      211,260     535,500

Patrick Alias.................  150,000(4)       4.21%         $15.72         6/3/08    1,483,500   3,757,500
Executive Vice President,        12,000(3)        .34%         $16.00       12/15/08      120,720     306,000
Sales and Marketing

John J. Rogers, Jr............  100,000(4)       2.81%         $15.72         6/3/08(7)        --          --
Chief Financial Officer,
Executive Vice President,
Treasurer

Glenn Wienkoop................   30,000(5)        .84%         $18.19        6/29/08      343,200     869,700
Executive Vice President        160,000(5)       4.49%         $16.00        4/14/07    1,609,600   4,080,000
of Subsidiary Operations        100,000(6)       2.81%         $16.00        4/14/12    1,726,000   5,084,000
                                  4,800(3)        .13%         $16.00       12/15/08       48,288     122,400

---------------

(1) These values are based on assumed rates of appreciation only. Actual gains, if any, on shares acquired on option exercises are dependent on the future performance of the Corporation's Common Stock. There can be no assurance that the values reflected in this table will be achieved.

(2) Options have a ten year term and vest at the rate of 20% per year over a five year period commencing April 21, 1999.

(3) Options have a ten year term and vest at the rate of 20% per year over a five year period commencing one year from date of grant.

(4) Options have a ten year term and vest at the rate of 20% per year over a five year period commencing April 21, 2000.

(5) Options have a ten year term and vest at the rate of 20% per year over a five year period commencing April 14, 1998.

(6) Options have a fifteen year term and vest at the rate of 20% per year over a five year period commencing April 14, 2003.

(7) Mr. Rogers left the Corporation on November 17, 1998, and these options were cancelled on November 27, 1998.

                           TEN YEAR OPTION REPRICING

     The following table provides information on the repricing of stock options to the executive officers listed below during the last ten years.

                                                   MARKET                                LENGTH OF
                                                  PRICE OF    EXERCISE                ORIGINAL OPTION
                                      NUMBER OF   STOCK AT    PRICE AT      NEW           TERM AT
                                       OPTIONS     TIME OF     TIME OF    EXERCISE        DATE OF
NAME                         DATE     REPRICED    REPRICING   REPRICING    PRICE         REPRICING
----                       --------   ---------   ---------   ---------   --------   -----------------
Glenn Wienkoop...........  12/15/98    160,000     $ 16.00     $ 20.25     $16.00     8 years 4 months
                                                                                             (approx.)
Glenn Wienkoop...........  12/15/98    100,000     $ 16.00     $ 20.25     $16.00    13 years 4 months
                                                                                             (approx.)
John J. Rogers, Jr.......   7/30/96     90,000     $14.375     $32.438     $14.50     9 years 4 months
                                                                                             (approx.)
Robert J. Shillman.......  10/30/92    400,000     $ 3.063     $ 6.625     $3.063     9 years 4 months
                                                                                             (approx.)
Patrick Alias............  10/30/92    400,000     $ 3.063     $ 5.656     $3.063      9 years 1 month
                                                                                             (approx.)
John Rogers, Jr..........  10/30/92     40,000     $ 3.063     $ 5.578     $3.063     8 years 8 months
                                                                                             (approx.)
John Rogers, Jr..........  10/30/92     40,000     $ 3.063     $ 6.625     $3.063     9 years 4 months
                                                                                             (approx.)
Richard Snyder...........  10/30/92    400,000     $ 3.063     $ 5.656     $3.063      9 years 1 month
                                                                                             (approx.)

                      AGGREGATED OPTION EXERCISES IN LAST
                     FISCAL YEAR AND 12/31/98 OPTION VALUES

     The following table provides information on option exercises and on the value of the named executive officers' unexercised options at December 31, 1998.

                                                            NUMBER OF SECURITIES
                                                           UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                               SHARES                        OPTIONS AT 12/31/98         OPTIONS AT 12/31/98(1)
                              ACQUIRED        VALUE      ---------------------------   ---------------------------
NAME                         ON EXERCISE   REALIZED(2)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                         -----------   -----------   -----------   -------------   -----------   -------------

Robert J. Shillman.........          0      $      0       340,000        496,000      $4,460,000     $4,583,175
President & CEO

Patrick Alias..............     20,000      $354,370       184,000        402,000      $2,336,000     $3,690,150
Executive Vice President,
Sales and Marketing

John J. Rogers, Jr.........    145,500      $897,810             0              0      $        0     $        0
Chief Financial Officer,
Executive Vice President,
Treasurer

Glenn Wienkoop.............          0      $      0         6,000        318,800      $   10,872     $1,095,188
Executive Vice President of
Subsidiary Operations

---------------
(1) Value of unexercised stock options represents difference between the exercise prices of the stock options and the closing price of the Corporation's Common Stock on NASDAQ National Market System on December 31, 1998.

(2) Value realized on exercise represents difference between the exercise prices of the stock options and the trading price of the Corporation's Common Stock on NASDAQ National Market System on the date of exercise.

                 APPROVAL OF 2000 EMPLOYEE STOCK PURCHASE PLAN

     There will be presented at the meeting a proposal to approve the Corporation's 2000 Employee Stock Purchase Plan (the "Employee Plan") which was adopted by the Board of Directors on February 26, 1999. The Employee Plan is intended to provide a means whereby eligible employees may purchase Common Stock of the Corporation through payroll deductions, thereby providing an incentive for employees to promote the best interests of the Corporation and to encourage stock ownership by employees in order that they may participate in the Corporation's economic growth. Set forth below is a summary of the principal provisions of the Employee Plan, copies of which are available upon request from the Clerk of the Corporation.

     The affirmative vote of the holders of at least a majority of the Corporation's Common Stock voting in person or by proxy at the meeting will be required for such approval.

     Number of Shares. The Employee Plan provides that 250,000 shares of the Corporation's Common Stock (subject to adjustment for capital changes) shall initially be reserved for purchase by participants thereunder and that the number of shares of the Corporation's Common Stock reserved for purchase under the Employee Plan be increased to 250,000 on each January 1, during the term of the Employee Plan, not withstanding shares previously purchased thereunder. Shares issued under the Employee Plan shall be either shares of authorized but unissued Common Stock or shares of Common Stock re-acquired by the Corporation. Shares of Common Stock not purchased under an option terminated pursuant to the provisions of the Employee Plan may again be subject to options granted thereunder.

     Eligibility. All persons employed by the Corporation or a participating subsidiary are eligible to participate in the Employee Plan, except (i) persons whose customary employment is less than 20 hours per week or five (5) months or less per year; and (ii) persons who have been employed by the Corporation or a subsidiary for less than six (6) months on the first day of the applicable purchase period. Persons who are deemed for purposes of Section 423(b)(3) of the Internal Revenue Code of 1986, as amended (the "Code") to own stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or a subsidiary are ineligible to participate in the Employee Plan.

     Administration. The Employee Plan is administered by the Compensation/Stock Option Committee of the Board of Directors consisting of not less than two (2) members appointed from time to time by the Board of Directors. Committee members are ineligible to participate under the Employee Plan. The present members of the Compensation/Stock Option Committee are Anthony Sun and Jerald Fishman and their address is c/o Cognex Corporation, One Vision Drive, Natick, Massachusetts 01760.

     Effectiveness and Termination of the Plan. The Employee Plan will become effective on January 1, 2000, provided that it is approved by the stockholders within twelve (12) months before or after that date. The Employee Plan shall continue in effect to the end of the Corporation's 2009 fiscal year; however, the Board of Directors has the right to terminate the Employee Plan at any time. In the event of the expiration of the Employee Plan or its termination, all options then outstanding under the Employee Plan shall automatically be cancelled and the entire amount credited to the account of each participant in the Employee Plan shall be refunded to each such participant without interest. In addition, the Board of Directors may amend the Employee Plan at any time without the consent of the participants therein, but no such amendment shall (except as otherwise provided in the Employee Plan) adversely affect options previously granted.

     Operation of the Plan. There shall be two "Purchase Periods" within each of the Corporation's fiscal years, the first commencing on the first day of the Corporation's fiscal year and ending on the last day of the first fiscal half year, and the second Purchase Period commencing on the first day of the Corporation's second fiscal half year and continuing through the end of the Corporation's fiscal year. Eligible employees may elect to become participants in the Employee Plan for a Purchase Period by completing a stock purchase agreement prior to the first day of the Purchase Period for which the election is made. The election to participate is effective for the Purchase Period for which it is made and there is no limit on the number of Purchase Periods for which an eligible employee may elect to become a participant in the Employee Plan. In his or her stock purchase agreement, the participating employee authorizes regular payroll deductions amounting to such full percentage of the participant's compensation as the participant shall designate. Such payroll deductions cannot amount to less than two percent (2%) nor more than eight percent (8%) of the participant's basic compensation.

     The purchase price of shares of the Corporation's stock under the Employee Plan is the lower of (i) 85% of the fair market value of a share of Common Stock for the business day immediately preceding the first day of the relevant Purchase Period, or (ii) 85% of such value for the business day immediately preceding the last day of the applicable Purchase Period; provided, however, that if such day is not a business day, the immediately preceding business day shall be used. The fair market value on a given day is the closing price of a share of Common Stock of the Corporation on the NASDAQ National Market System as reported in The Wall Street Journal or such other source as the Board of Directors deem reliable. Each participating employee receives an option, effective on the first day of the Purchase Period, to purchase shares of Common Stock on the last business day of the Purchase Period. The number of shares which a participant may purchase under the option is the quotient of the aggregate payroll deductions in the Purchase Period authorized by the participant, divided by the purchase price. No employee can be granted an option under the Employee Plan to purchase shares of the Corporation's Common Stock having a fair market value in excess of $25,000 in any one calendar year (determined as of the beginning of the Purchase Period). In addition, no employee is permitted to purchase more than 3,000 shares (subject to adjustment for capital changes) in any Purchase Period. Shares purchased under the Employee Plan cannot be sold, pledged or transferred for one year from the date of purchase.

     All sums deducted from the basic compensation of participants will be credited to a stock purchase account established for each participant on the books of the Corporation, but prior to use of such funds for the purchase of shares of the Corporation's Common Stock in accordance with the Employee Plan, the Corporation may use such funds for any valid corporate purpose. The Corporation is under no obligation to pay interest on funds credited to a participant's stock purchase account in any event.

     Each participating employee automatically will be deemed to have exercised his option on the exercise date of the Purchase Period in which he is participating to the extent that the balance in the participant's account under the Employee Plan is sufficient to purchase, at the purchase price in effect for the Purchase Period, whole shares of the Corporation's Common Stock subject to his option. Any balance remaining in the participant's account shall be carried forward and credited for use in the next Purchase Period, but if the participant chooses not to participate in the next Purchase Period, such balance will be refunded to him in cash.

     Termination of Participation. A participant has the right to cancel his participation in the Employee Plan for a Purchase Period by delivering a notice of cancellation to the Corporation not later than ten (10) days before the exercise date for such Purchase Period. In the event of such cancellation, the participant will receive in cash the amount credited to his account. Any participant who so withdraws from the Employee Plan may again be a participant at the start of the next Purchase Period.

     Upon dissolution or liquidation of the Corporation or a merger or consolidation in which the Corporation is not the surviving entity, every option outstanding under the Employee Plan shall terminate, and each participant shall be refunded the sums then in his or her account.

     Upon the participant's death or other termination of employment, his or her participation in the Employee Plan shall cease and the entire balance credited to his or her account under the Employee Plan shall be automatically refunded to him or her, or, in the event of death, to the participant's designated beneficiary, if any, under a group insurance plan of the Corporation covering the participant, or otherwise to his or her estate.

     Disability of Participant. Except as otherwise provided by applicable law, payroll deductions will cease during any period of absence from work due to a participant's temporary layoff, authorized leave of absence without pay, disability for which benefits are not payable from the Corporation or co-op programs. If the participant does not return to active employment with the Corporation prior to the exercise date for the then current Purchase Period, and the participant was absent for more than fifty percent (50%) of the weeks in the Purchase Period, his or her participation in the Employee Plan for that Purchase Period will be terminated and the balance in his or her account refunded to the participant. In the event that the participant returns to active service during the Purchase Period and the provisions of the preceding sentence are not applicable, payroll deductions will resume with respect to the participant for that Purchase Period, but the participant will not be entitled to make up any deficiency caused by his or her absence and accordingly the number of shares to be purchased by the participant will be reduced.

     Federal Income Tax Consequences. The Employee Plan is intended to satisfy the requirements of Section 423 of the Code. Accordingly, an employee incurs no tax liability on the grant of an option to purchase shares under the Employee Plan nor on the acquisition of the shares upon automatic exercise of the option. An employee will obtain favorable tax treatment on the disposition of shares acquired under the Employee Plan if the shares are held by the employee for at least two (2) years from the first day of the period in which the shares are purchased (the "Purchase Period"). Disposition of the shares after the expiration of the two-year period are called "qualifying dispositions." Upon a qualifying disposition, if the amount realized is greater than the purchase price of the shares, there shall be included in the employee's gross income compensation taxable at ordinary income rates (and not as capital gain) the lesser of (i) 15% of the fair market value of shares on the first day of the Purchase Period or (ii) the amount by which the fair market value of the shares at the time of disposition exceeded the purchase price. The basis of the employee's shares, which is initially equal to the actual purchase price, is increased by the amount equal to the amount includable as compensation in his or her gross income. The excess of the amount realized over the employee's increased basis is long-term capital gain. Upon a qualifying disposition, if the amount realized is less than the purchase price, the employee recognizes no ordinary income and will have long-term capital loss equal to the difference between the amount realized and the purchase price.

     If an employee sells the shares before the expiration of the required holding period, which is a disqualifying disposition, he or she realizes ordinary income (compensation) in the year of the disposition to the extent of the difference between the purchase price and the fair market value of the shares on the last day of the Purchase Period. The basis of the employee's shares, which is initially equal to the actual purchase price, is increased by an amount equal to the amount includable as compensation in his or her gross income. Any amount realized upon such disqualifying disposition in excess of the employee's increased basis in the shares will be treated as long-term or short-term capital gain, depending upon the holding period of the shares. If the amount realized upon such disqualifying disposition is less than the employee's increased basis in the shares, the loss will be treated as long-term or short-term capital loss, depending upon the holding period of the shares.

     No deduction will be allowed to the Corporation for federal income tax purposes at the time of the grant or exercise of an option under the Employee Plan. At the time of disqualifying disposition by an employee, the Corporation will be entitled to a deduction for the amount taxable to the employee as ordinary income. The Corporation is not entitled to a deduction for the ordinary income realized by an employee upon a qualifying disposition.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has appointed PricewaterhouseCoopers LLP as independent auditors to examine the consolidated financial statements of the Corporation and its subsidiaries for the fiscal year ended December 31, 1999.

     A representative of PricewaterhouseCoopers LLP is expected to be present at the meeting and will have the opportunity to make a statement if he or she so desires and to respond to appropriate questions. The engagement of PricewaterhouseCoopers LLP was approved by the Board of Directors at the recommendation of the Audit Committee of the Board of Directors.

                         COMPLIANCE WITH SECTION 16(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's officers and Directors and persons owning more than 10% of the outstanding Common Stock of the Corporation to file reports of ownership and changes in ownership with the Commission. Officers, Directors and greater than 10% holders of Common Stock are required by the Commission's regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

     Based solely on copies of such forms furnished as provided above, the Corporation believes that during the year ended December 31, 1998, all Section 16(a) filing requirements applicable to its officers, Directors and owners of greater than 10% of its Common Stock were complied with.

               DEADLINES FOR SUBMISSION OF STOCKHOLDER PROPOSALS

     Under regulations adopted by the Commission, any proposal submitted for inclusion in the Corporation's Proxy Statement relating to the Annual Meeting of Stockholders to be held in 2000 must be received at the Corporation's principal executive offices in Natick, Massachusetts on or before November 26, 1999. Receipt by the Corporation of any such proposal from a qualified stockholder in a timely manner will not ensure its inclusion in the proxy material because there are other requirements in the proxy rules for such inclusion.

     In addition to the Commission requirements regarding stockholder proposals, the Corporation's By-Laws contain provisions regarding matters to be brought before stockholder meetings. If stockholder proposals, including proposals regarding the election of Directors, are to be considered at the 2000 Annual Meeting, notice of them whether or not they are included in the Corporation's proxy statement and form of proxy, must be given by personal delivery or by United States mail, postage prepaid, to the Clerk of the Corporation on or before February 11, 2000.

                                 OTHER MATTERS

     Management knows of no matters which may properly be and are likely to be brought before the meeting other than the matters discussed herein. However, if any other matters properly come before the meeting, the persons named in the enclosed proxy will vote in accordance with their best judgment.

     The cost of this solicitation will be borne by the Corporation. It is expected that the solicitation will be made primarily by mail, but regular employees or representatives of the Corporation (none of whom will receive any extra compensation for their activities) may also solicit proxies by telephone, telegraph and in person and arrange for brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals at the expense of the Corporation.

                                  10-K REPORT

     THE CORPORATION WILL PROVIDE EACH BENEFICIAL OWNER OF ITS SECURITIES WITH A COPY OF AN ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE CORPORATION'S MOST RECENT FISCAL YEAR, WITHOUT CHARGE, UPON RECEIPT OF A WRITTEN REQUEST FROM SUCH PERSON. SUCH REQUEST SHOULD BE SENT TO MANAGER OF INVESTOR RELATIONS, COGNEX CORPORATION, ONE VISION DRIVE, NATICK, MASSACHUSETTS 01760.

                                 VOTING PROXIES

     The Board of Directors recommends an affirmative vote on all proposals specified. Proxies will be voted as specified. If signed proxies are returned without specifying an affirmative or negative vote on any proposal, the shares represented by such proxies will be voted in favor of the Board of Directors' recommendations.


                                          By order of the Board of Directors


                                          ANTHONY J. MEDAGLIA, JR., Clerk


Natick, Massachusetts
March 30, 1999

                                                                 SKU# 1012-PS-99

                               COGNEX CORPORATION

                        2000 EMPLOYEE STOCK PURCHASE PLAN

1.       PURPOSE

         It is the purpose of this Employee Stock Purchase Plan to provide a means whereby eligible employees may purchase Common Stock of Cognex Corporation (the "Company") through after-tax payroll deductions. It is intended to provide a further incentive for employees to promote the best interests of the Company and to encourage stock ownership by employees in order that they may participate in the Company's economic growth. It is the intention, but not the obligation, of the Company that the Plan qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code, and that the provisions of this Plan be construed in a manner consistent with the Code. 2. DEFINITIONS

         The following words or terms, when used herein, shall have the following respective meanings:

         (a) "Account" means the Employee Stock Purchase Account established for a Participant under Section 7 hereunder.

         (b) "Compensation" shall mean the sum of the types and amounts of compensation determined from time to time by the Board of Directors or Committee in its sole discretion to be eligible to be taken into account under the Plan, provided that no such determination shall include or exclude any type or amount of compensation contrary to the requirements of Section 423 of the Code.

         (c) "Board of Directors" shall mean the Board of Directors of Cognex Corporation.

         (d) "Code" shall mean the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

         (e)   "Committee" shall mean the committee described in Section 5.

         (f) "Common Stock" shall mean shares of the Company's common stock with a par value of $.002 per share.

         (g) "Company" shall mean Cognex Corporation, a Massachusetts corporation.

         (h)   "Effective Date" shall mean January 1, 2000.

         (i) "Eligible Employees" shall mean all persons employed by the Company or a Subsidiary and classified by the Company or the Subsidiary as an employee for federal income tax withholding purposes, but excluding:

               (1) Persons who have been employed by the Company or a Subsidiary for less than six months on the first day of the Purchase Period ;

               (2) Persons whose customary employment is less than twenty hours per week or five months or less per year; and

               (3) Persons who are deemed for purposes of Section 423(b)(3) of the Code to own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or a Subsidiary.

               Except as otherwise provided in Section 12, for purposes of the Plan the employment relationship shall be treated as continuing intact while an individual is on a sick leave or other leave of absence approved by the Company or a Subsidiary. Where the period of leave exceeds 90 days and the individual's right to re-employment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

         (j) "Exercise Date" shall mean the last day of a Purchase Period; provided, however, that if such date is not a business day, "Exercise Date" shall mean the immediately preceding business day.

         (k) "Holding Period" shall mean the one-year period after the Exercise Date during which a Participant may not sell, pledge, or transfer shares of Common Stock purchased under this Plan as described in Section 13.

         (l) "Participant" shall mean an Eligible Employee who elects to participate in the Plan under Section 6 hereunder.

         (m) "Plan" shall mean the Cognex Corporation 2000 Employee Stock Purchase Plan.

         (n) There shall be two "Purchase Periods" within each of the Company's fiscal years, one commencing on the first day of the Company's fiscal year and continuing through the last day of the first fiscal half year, and the second commencing on the first day of the Company's second fiscal half year and continuing through the end of the Company's fiscal year.

         (o) "Purchase Price" shall mean the lower of (i) 85% of the fair market value of a share of Common Stock for the business day immediately preceding the first day of the relevant Purchase Period, or (ii) 85% of such value for the business day immediately preceding the relevant Exercise Date. If the shares of Common Stock are listed on any national securities exchange, or traded on the National

               Association of Securities Dealers Automated Quotation System ("NASDAQ") National Market System, the fair market value per share of Common Stock on a particular day shall be the closing price, if any, on the largest such exchange, or if not traded on an exchange, on the NASDAQ National Market System, on such day, as reported in The Wall Street Journal or such other source as the Board of Directors deems reliable and, if there are no sales of the shares of Common Stock on such particular day, the fair market value of a share of Common Stock shall be determined by taking a weighted average of the closing price on the nearest date before and the nearest date after the particular day in accordance with Treasury Regulation Section 25.2512-2. If the shares of Common Stock are not then listed on any such exchange or the NASDAQ National Market System, the fair market value per share of Common Stock on a particular day shall be the mean between the closing "Bid" and the closing "Asked" prices, if any, as reported in the National Daily Quotation Service for such day. If the fair market value cannot be determined under the proceeding sentences, it shall be determined in good faith by the Board of Directors.

         (p)   "Subsidiary" shall mean any present or future corporation which
               (i) would be a subsidiary corporation as defined in Section 424(f) of the Code, and (ii) is designated by the Board of Directors as a participating employer for purposes of this Plan.

3.       GRANT OF OPTION TO PURCHASE SHARES.

         Each Eligible Employee shall be granted an option effective on the first day of each Purchase Period to purchase shares of Common Stock. The term of the option shall be the length of the Purchase Period. The number of shares subject to each option shall be the quotient of the aggregate payroll deductions in the Purchase Period authorized by each Participant in accordance with Section 6 divided by the Purchase Price, but in no event shall the number of shares subject to each option be in excess of 3,000 shares per Purchase Period (subject to adjustment in accordance with Section 4), or such other number of shares as determined from time to time by the Board of Directors or the Committee. Notwithstanding the foregoing, no employee shall be granted an option which permits his right to purchase shares under the Plan to accrue at a rate which exceeds in any one calendar year $25,000 (or such other amount as may be prescribed from time to time under Section 423 of the Code) of the fair market the value of the Common Stock as of the date the option to purchase is granted.

4. SHARES.

         Subject to adjustment upon changes in capitalization of the Company as provided this Section 4, the maximum number of shares of Common Stock which shall be made available for issuance to and purchase by Participants under this Plan shall be 250,000 shares, plus an annual increase in the number of shares to be added to such pool of shares effective as of the first day of each January occurring after the Effective Date such that 250,000 outstanding shares of Common Stock on each such January first will always be available for sale under this Plan. The shares of Common Stock subject to the Plan shall be either shares of authorized but unissued Common Stock or shares of Common Stock reacquired by the Company. Shares of Common Stock not purchased under an option terminated pursuant to the provisions of the Plan may again be subject to options granted under the Plan. The aggregate number of shares of Common Stock which may be purchased pursuant to options granted hereunder, the number of shares of Common Stock covered by each outstanding option, and the purchase price for each such option shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of Common Stock resulting from a stock split or other subdivision or consolidation of shares of Common Stock or for other capital adjustments or payments of stock dividends or distributions or other increases or decreases in the outstanding shares of Common Stock effected without receipt of consideration by the Company provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board of Directors whose determination in that respect shall be binding and conclusive.

5. ADMINISTRATION.

         The Plan shall be administered by the Board of Directors or a Committee (which may be the same committee as the Company's compensation committee) as may be appointed from time to time by the Board of Directors. Committee members shall be ineligible to participate under the Plan. All members of the Committee shall serve at the discretion of the Board. The Board of Directors or the Committee, if one has been appointed, is vested with full authority to interpret the terms of the Plan, to remedy any ambiguity, inconsistency, or omission, and to make, administer and interpret such equitable rules and regulations regarding the Plan as it may deem advisable. The Board of Directors', or the Committee's, if one has been appointed, determinations as to the interpretation and operation of the Plan shall be final and conclusive. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under the Plan.

6.       ELECTION TO PARTICIPATE.

         An Eligible Employee may elect to become a Participant in the Plan for a Purchase Period by completing a "Stock Purchase Agreement" form prior to the first day of the Purchase Period for which the election is made. Such Stock Purchase Agreement shall be in such form as shall be determined from time to time by the Board of Directors or the Committee. The election to participate shall be effective for the Purchase Period for which it is made. There is no limit on the number of Purchase Periods for which an Eligible Employee may elect to become a Participant in the Plan. In the Stock Purchase Agreement, the Eligible Employee shall authorize regular payroll deductions of any full percentage of his Compensation, but in no event less than two percent (2%) nor more than eight percent (8%) of his Compensation. Except as otherwise provided in Section 9, an Eligible Employee may not change his authorization during a Purchase Period to which the election applies. Options granted to Eligible Employees who have failed to execute a Stock Purchase Agreement within the time periods prescribed by the Plan will automatically lapse. By electing to participate in this Plan, each Participant agrees not to sell, pledge, or transfer shares of Common Stock acquired under this Plan until the expiration of the Holding Period.

7. EMPLOYEE STOCK PURCHASE ACCOUNT.

         An Employee Stock Purchase Account will be established for each Participant in the Plan for bookkeeping purposes, and payroll deductions made under Section 6 will be credited to such Accounts. However, prior to the purchase of shares in accordance with Section 8 or withdrawal from or termination of the Plan in accordance with the provisions hereof, the Company may use for any valid corporate purpose all amounts deducted from a Participant's compensation under the Plan and credited for bookkeeping purposes to his account. The Company shall be under no obligation to pay interest on funds credited to a Participant's account, whether upon purchase of shares in accordance with Section 8 or upon distribution in the event of withdrawal from or termination of the Plan as herein provided.

8. PURCHASE OF SHARES.

         Each Eligible Employee who is a Participant in the Plan automatically and without any act on his part will be deemed to have exercised his option on each Exercise Date to the extent that the balance then in his Account under the Plan is sufficient to purchase at the Purchase Price whole shares of the Company's stock subject to his option and the limitations described in Section
3. Any balance remaining in the Participant's Account shall be carried forward and credited for use in the next Purchase Period. If the Employee chooses not to participate in the next Purchase Period, any balance will be refunded to him in cash.

9. WITHDRAWAL.

         A Participant who has elected to authorize payroll deductions for the purchase of shares of Common Stock may cancel his election by written notice of cancellation ("Cancellation") delivered to the office or person designated by the Company to receive Stock Purchase Agreements, but any such Cancellation must be so delivered not later than ten (10) days before the relevant Exercise Date. A Participant will receive in cash, as soon as practicable after delivery of the Cancellation, the amount credited to his Account. Any Participant who so withdraws from the Plan may again become a Participant at the start of the next Purchase Period in accordance with Section 6.

         Upon dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving entity every option outstanding hereunder shall terminate, in which event each Participant shall be refunded the amount of cash then in his Account.

10.      ISSUANCE OF STOCK CERTIFICATES.

         The shares of Common Stock purchased by a Participant shall, for all purposes, be deemed to have been issued and sold at the close of business on the Exercise Date. Prior to that date none of the rights or privileges of a stockholder of the Company, including the right to vote or receive dividends, shall exist with respect to such shares.

         Within a reasonable time after the Exercise Date, the Company shall issue and deliver a certificate for the number of shares of Common Stock purchased by a Participant for the Purchase Period, which certificate shall be registered either in the Participant's name, or jointly in the names of the Participant and his spouse, as the Participant shall designate in his Stock Purchase Agreement. Such designation may be changed at any time by filing notice thereof with the person designated by the Company to receive such notices. Each stock certificate issued shall bear the restrictive legend providing that the shares represented by the certificate may not be sold, pledged, or transferred until the expiration of the Holding Period as described in Section 13.

11. TERMINATION OF EMPLOYMENT.

         Upon a Participant's termination of employment for any reason, other than death, no payroll deduction may be made from any compensation due him and the entire balance credited to his Account shall be automatically refunded, and his rights under the Plan shall terminate. Upon the death of a Participant, no payroll deduction shall be made from any compensation due him at time of death, and the entire balance in the deceased Participant's Account shall be paid in cash to the Participant's designated beneficiary, if any, under a group insurance plan of the Company covering such employee, or otherwise to his estate, and his rights under the Plan shall terminate.

12.      TEMPORARY LAYOFF AND AUTHORIZED LEAVE OF ABSENCE; LONG TERM DISABILITY.

         Except as otherwise provided by applicable law, payroll deductions shall cease during a period of absence from work due to a Participant's temporary layoff, authorized leave of absence without pay, disability for which benefits are not payable from the Company or Co-op Programs. If such Participant shall return to active service prior to the Exercise Date for the current Purchase Period, payroll deductions shall be resumed. He shall not be entitled to make up the deficiency in his Account caused by his absence and, accordingly, the number of shares to be purchased shall be reduced. If the Participant shall not return to active service prior to the Exercise Date for the current Purchase Period, and the Participant was absent for more than fifty percent (50%) of the weeks in the Purchase Period, his Stock Purchase Agreement shall be terminated and the balance in his Account shall be refunded. All other Participants will have an option to cancel their election in accordance with Section 9.

13. RIGHTS NOT TRANSFERABLE; RESTRICTIONS ON TRANSFER.

         The right to purchase shares of Common Stock under this Plan is exercisable only by the Participant during his lifetime and is not transferable by him. If a Participant attempts to transfer his right to purchase shares under the Plan, he shall be deemed to have requested withdrawal from the Plan and the provisions of Section 9 hereof shall apply with respect to such Participant.

         The shares of Common Stock purchased by a Participant at the close of business on an Exercise Date may not be sold, pledged, or transferred for a period of one year after the Exercise Date upon which such shares of Common Stock were purchased. The stock certificates delivered to the Participant for the number of shares of Common Stock purchased by a participant shall contain the following restrictive legend:

         "The shares of common stock represented by this certificate may not be sold, pledged, or transferred for a period of one year from their date of issuance in accordance with Section 13 of the Corporation's 2000 Employee Stock Purchase Plan."

14.      NO GUARANTEE OF CONTINUED EMPLOYMENT.

         Granting of an option under this Plan shall imply no right of continued employment with the Company for any Eligible Employee.

15.      NOTICE.

         Any notice which an Eligible Employee or Participant files pursuant to this Plan shall be in writing and shall be delivered personally or by mail addressed to the Company's Treasurer, c/o Cognex Corporation, One Vision Drive, Natick, Massachusetts 01760. Any notice to a Participant or an Eligible Employee shall be conspicuously posted in the Company's principal office or shall be mailed addressed to the Participant or Eligible Employee at the address designated in the Stock Purchase Agreement or in a subsequent writing.

16.      APPLICATION OF FUNDS.

         All funds deducted from a Participant's compensation in payment for shares purchased or to be purchased under this Plan may be used for any valid corporate purpose provided that the Participant's Account shall be credited with the amount of all payroll deductions as provided in Section 7.

17.      GOVERNMENT APPROVALS OR CONSENTS.

         This Plan and any offering and sales to Eligible Employees under it are subject to any governmental approvals or consents that may be or become applicable in connection therewith.

Subject to the provisions of Section 18, the Board of Directors may make such changes in the Plan and include such terms in any offering under this Plan as may be necessary or desirable, in the opinion of counsel, to comply with the rules or regulations of any governmental authority, or to be eligible for tax benefits under the Code or the laws of any state, or in the opinion of the Company's auditors, to eliminate or reduce any unfavorable financial accounting consequences.

18. AMENDMENT OF THE PLAN.

         The Board of Directors may, without the consent of the Participants, amend the Plan at any time, provided that, except as otherwise provided in this Plan, no such action shall adversely affect options theretofore granted hereunder. To the extent necessary to comply with Section 423 of the Code (or any other applicable law, regulation, or stock exchange rule), the Company shall obtain shareholder approval in such a manner and to such a degree as so required. For purposes of this Section 18, termination of the Plan by the Board of Directors pursuant to Section 19 shall not be deemed to be an action which adversely affects options theretofore granted hereunder.

19. TERM OF THE PLAN.

         The Plan shall become effective on the Effective Date, provided that it is approved within twelve months after adoption by the Board of Directors at a duly-held stockholder's meeting. The Plan shall continue in effect through the end of the Company's fiscal year 2009, provided, however, that the Board of Directors shall have the right to terminate the Plan at any time. In the event of the expiration of the Plan or its termination, all options then outstanding under the Plan shall automatically be canceled and the entire amount credited to the Account of each Participant hereunder shall be refunded to each such Participant without interest.

20.      NOTICE TO COMPANY OF DISQUALIFYING DISPOSITIONS.

         By electing to participate in the Plan, each Participant agrees to notify the Company in writing immediately after the Participant transfers Common Stock acquired under the Plan, if such transfer occurs within two years after the first business day of the Purchase Period in which such Common Stock was acquired. Each Participant further agrees to provide any information about such a transfer as may be requested by the Company or any Subsidiary in order to assist it in complying with any applicable tax laws. The Participant acknowledges that the Company may send a W-2, or substitute therefor, as appropriate, to the Participant with respect to any income recognized by the Participant upon a disqualifying disposition of Common Stock.

21.      WITHHOLDING OF TAXES.

         Each Participant must make adequate provision for the Company's federal, state or other tax withholding obligations, if any, which may arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the Participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Participant.

22.      GENERAL.

         Whenever the context of this Plan permits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

                                  DETACH HERE


                                     PROXY


                               COGNEX CORPORATION


                           SPECIAL MEETING IN LIEU OF
                      1999 ANNUAL MEETING OF STOCKHOLDERS
                                 April 27, 1999

     The undersigned hereby appoints Robert J. Shillman and Anthony J. Medaglia, Jr., and each of them, with full power of substitution, proxies to represent the undersigned at a Special Meeting in Lieu of the 1999 Annual Meeting of Stockholders of COGNEX CORPORATION to be held April 27, 1999 at 10:00 a.m. at the offices of Hutchins, Wheeler & Dittmar, A Professional Corporation, 101 Federal Street, Suite 3100, Boston, Massachusetts, and at any adjournment or adjournments thereof, to vote in the name and place of the undersigned, with all powers which the undersigned would possess if personally present, all of the shares of COGNEX CORPORATION standing in the name of the undersigned upon such business as may properly come before the meeting, including the following as set forth on the reverse side.

SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE       SEE REVERSE
   SIDE                                                                SIDE

                                  DETACH HERE

[x]PLEASE MARK
   VOTES AS IN
   THIS EXAMPLE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE BOARD RECOMMENDS AN AFFIRMATIVE VOTE ON ALL PROPOSALS SPECIFIED. SHARES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED WILL BE VOTED FOR THE ELECTION OF DIRECTORS AS SET FORTH IN THE PROXY STATEMENT AND FOR PROPOSAL 3.

                          FOR  WITHHELD
1. Election of Director,  [ ]    [ ]
   Nominee:
   Jerald Fishman

                          FOR  WITHHELD
2. Election of Director,  [ ]    [ ]
   Nominee:
   William Krivsky

                                       FOR  AGAINST  ABSTAIN
3. Approval of Cognex Corporation 2000 [ ]    [ ]      [ ]
   Employee Stock Purchase Plan

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

MARK HERE IF YOU PLAN TO ATTEND THE MEETING [ ]

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [ ]

PLEASE DATE AND SIGN THIS PROXY IN THE SPACE
PROVIDED AND RETURN IT IN THE ENCLOSED ENVELOPE
WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING
IN PERSON.

Please sign exactly as your name(s) appear(s) on the Proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature:____________________ Date:_____________

Signature:________________ Date:________________